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                                                                   EXHIBIT 10.33






                           GOLDEN STAR RESOURCES LTD.

              1992 NON-DISCRETIONARY DIRECTORS' STOCK OPTION PLAN
                   (Amended and Restated to November 6, 1995)


1.    PURPOSE

1.1 The purpose of the 1992 Non-Discretionary Directors' Stock Option Plan (the "Plan") is to establish a plan to advance the interests of Golden Star Resources Ltd. (the "Corporation") by providing incentives which will attract and retain non-employee directors of the Corporation through opportunities to acquire common shares without par value ("Shares") in the Corporation.

2.    ADMINISTRATION OF THE PLAN

2.1 The Plan will be administered by the Board of Directors of the Corporation (the "Board of Directors"). The Board of Directors is authorized to interpret the Plan and may from time to time amend or rescind rules and regulations required for carrying out the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. All administrative costs of the Plan shall be paid by the Corporation.

3.    PARTICIPATION

3.1 Options may be granted under the Plan only to persons who are non-employee directors of the Corporation. For purposes of the Plan, a non-employee director is any person who is a member of the Board of Directors of the Corporation and who is not a full-time employee of the Corporation or any of its subsidiaries.

4.    NUMBER OF SHARES RESERVED UNDER THE PLAN

4.1 The maximum number of Shares issuable pursuant to the exercise of options granted under the Plan shall be 627,500 Shares (including 357,500 Shares issuable upon the exercise of unexercised options granted under the Plan prior to April 19, 1995), provided that each option granted under the Plan shall not cause the following limitations to be exceeded:

      (a) the number of Shares subject from time to time to unexercised options granted under the Plan shall not exceed that number which is equal to the difference between (i) 10% of the Outstanding Issue (as defined below) from time to time, and (ii) the number of Shares that are reserved for issuance to Insiders (as defined below) pursuant to stock options granted under other stock option plans or arrangements of the Corporation;

      (b) the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the exercise of vested options granted under the Plan or pursuant to any other share compensation arrangements of the Corporation shall not exceed 10% of the Outstanding Issue;

      (c) the total number of Shares reserved for issuance to any one optionee pursuant to options granted under the Plan or other stock option plans or arrangements of the Corporation shall not exceed 5% of the outstanding number of Shares from time to time; and

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      (d)   the total number of Shares issuable within any one-year period to an optionee under the Plan and, if applicable, such optionee's "associates" (as defined under the Securities Act (Ontario)) pursuant to the exercise of vested options granted under the Plan or pursuant to any other share compensation arrangements of the Corporation shall not exceed 5% of the Outstanding Issue.

      "Insiders" has the meaning set forth in The Toronto Stock Exchange's policy issued March 22, 1994 entitled "Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters". "Outstanding Issue", for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the Share issuance or option grant in question, excluding Shares issued pursuant to the Plan or the Corporation's other share compensation arrangements over the preceding one-year period. The maximum number of Shares issuable under the Plan shall be appropriately adjusted in the event of any subdivision or consolidation of the Shares.

5.    AUTOMATIC GRANTS

5.1 Each person who becomes a non-employee director of the Corporation will automatically be granted, as of the date such person first becomes a non-employee director, an option to purchase 40,000 Shares, provided that, within the one year prior to the date he or she became a non-employee director, he or she had not been granted any other incentive stock option by the Corporation. On each anniversary of the non-employee director's appointment to the Board of Directors, if he or she continues to be a non-employee director of the Corporation, he or she will automatically be granted, as of the anniversary date, an option to purchase 25,000 Shares for anniversaries occurring in 1993 and 1994 and an option to purchase 10,000 Common Shares for anniversaries occurring after 1994. The exercise price per optioned Share will be the fair market value per Share on the date of grant. For purposes of the Plan, "fair market value" per Share shall mean the closing price of the Shares on the stock exchange or other market on which the Shares are principally traded on the day immediately preceding the date of grant. All options granted under the Plan will vest immediately upon grant, provided, however, that if an optionee is subject to section 16 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time of exercise of his or her option, such optionee shall be precluded from exercising the option unless six months have elapsed since the date of grant of the option.

5.2 Notwithstanding the provisions for automatic grants of options set forth in section 5.1 hereof, if any particular automatic grant of an option would violate the requirements of section 4.1 hereof, then the grant of such option shall be postponed until such time as when the option may be granted without any violation of section 4.1 hereof.

6.    EXERCISE OF OPTIONS

6.1 The period during which an option may be exercised (the "Option Period") shall be ten years from the date the option is granted, except as the same may be reduced pursuant to the provisions of sections 7 and 8 hereof.

6.2 Options shall be exercisable, either all or in part. If less than all of the Shares are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option Period.





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6.3   Except as set forth in sections 7 and 8 hereof, no option may be exercised unless the optionee is at the time of such exercise a director of the Corporation, and shall have continuously so served since the grant of the option. Absence on leave, with the approval of the Corporation or any of its subsidiaries, shall not be considered an interruption of service for any purpose of the Plan.

6.4 The exercise of any option will be contingent upon receipt by the Corporation of payment for the full purchase price of such Shares in cash by way of certified cheque or bank draft. No optionee or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Plan, unless and until certificates for such Shares are issued to him, her or them under the terms of the Plan.

7.    TERMINATION OF DIRECTORSHIP

7.1 If an optionee shall cease to be a director of the Corporation for any reason (other than death), he or she may exercise each option held, to the extent that it has vested and not been exercised, until the earlier of:

      (a) the date which is 12 months after the optionee ceases to be a director; and

      (b) the expiry of the Option Period for the option (the "Option Expiry Date").

8.    DEATH OF OPTIONEE

8.1 In the event of the death of an optionee, each option theretofore granted to him or her shall be exercisable until the earlier of:

      (a) the expiry of the period within which the option may be exercised after such death, which period may be up to one year after such death and is to be specified in his or her option agreement, and

      (b)   the Option Expiry Date,

      provided, however, that the option is only exercisable in such event:

      (c) by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution, and

      (d)   to the extent that the option has vested and not been exercised.

9.    OPTION AGREEMENT

9.1 Upon the grant of an option to an optionee, the Corporation and the optionee shall enter into an option agreement setting out the number of optioned Shares granted to the optionee and incorporating the terms and conditions of the Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Corporation.





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10.   ADJUSTMENT IN SHARES SUBJECT TO THE PLAN

10.1 "Shares" refers to common shares without par value of the Corporation as constituted on the date of formation of the Corporation after giving effect to a consolidation of such shares on a one-for-two basis effective the same day. Subject to the provisions of section 14 hereof, the option exercise price and the number of Shares to be purchased by an optionee upon the exercise of an option will be adjusted, with respect to the then unexercised portion thereof, by the Board of Directors from time to time (on the basis of such advice as the Board of Directors considers appropriate, including, if considered appropriate by the Board of Directors, a certificate of auditors of the Corporation) in the event and in accordance with the provisions and rules set out in this section 10. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Board of Directors, and any such determination will be binding on the Corporation, the optionee and all other affected parties.

      (a) In the event that a dividend is declared upon the Shares payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining members entitled to receive such stock dividend.

      (b) In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation, then there shall be substituted for each Share subject to any option the number and kind of Shares or other securities of the Corporation or another corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

      (c) In the event that there is any change, other than as specified above in this section 10, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Board of Directors, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares then subject to any option, an equitable adjustment shall be made in the number or kind of Shares, such adjustment to be reasonably determined by the Board of Directors and to be effective and binding for all purposes.

      (d) In the event that the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Corporation (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course, then, if the Board of Directors, in its sole discretion, determines that such action equitably requires an adjustment in the option exercise price or number of Shares subject to any option, or both, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes.

10.2 In the case of any such substitution or adjustment as provided for in this section 10, the exercise price in respect of each option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the option after the relevant event multiplied by





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      the varied option exercise price be equal to the number of Shares covered by the option prior to the relevant event multiplied by the original option exercise price.

10.3 No adjustment or substitution provided for in this section 10 shall require the Corporation to issue a fractional share in respect of any option, and the total substitution or adjustment with respect to each option shall be limited accordingly.

10.4 The grant of an option shall not affect in any way the right or power of the Corporation to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

11.   TRANSFERABILITY

11.1 All benefits, rights and options accruing to any optionee in accordance with the terms and conditions of the Plan shall not be transferable other than as specifically provided in section 8 in the event of the death of the optionee. During the lifetime of an optionee all benefits, rights and options shall not be transferable and may only be exercised by the optionee.

12.   RECORD KEEPING

12.1  The Corporation shall maintain a register in which shall be recorded:

      (a)   the name and address of each optionee; and

      (b)   the number of Shares subject to an option remaining outstanding.

13.   SECURITIES REGULATION AND TAX WITHHOLDING

13.1 Where necessary to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, an optionee shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e. for investment purposes) and not with a view to their distribution, and to present to the Board of Directors an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by such optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of any options or the Shares under any securities laws applicable to the securities of the Corporation.

13.2 The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation's obligations under the withholding provisions under income tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of options under the Plan.

13.3 Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Board of Directors, until the Board of Directors is satisfied that the applicable requirements of securities and income tax laws have been met.





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14.   AMENDMENT OF THE PLAN

14.1 The Board of Directors reserves the right to terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors, provided, however, that no such termination shall adversely affect any outstanding options granted under the Plan. The Board of Directors may also amend the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors, provided, however, that the provisions of the Plan in connection with the amount and price of common shares to be awarded, the timing of the awards or the formula determining such amount, price and timing may not be amended more than once every six months and no amendment shall (a) adversely affect any outstanding option granted under the Plan, (b) result in any participant in the Plan losing his or her status as a "disinterested person" within the meaning of Rule 16b-3 ("Rule 16b-3") made under the Exchange Act with respect to any employee benefit plan of the Corporation, or (c) result in the Plan losing its status as a formula plan under Rule 16b-3. In addition, any amendment of the Plan which would materially increase the benefits accruing to participants under the Plan or materially increase the number of securities which may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan will be effective only upon the approval of the shareholders of the Corporation. Any material amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Corporation.

15.   NO REPRESENTATION OR WARRANTY

15.1 The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

16.   NECESSARY APPROVALS

16.1 The obligation of the Corporation to issue and deliver any Shares in accordance with the Plan is subject to any necessary approval of any regulatory authority having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation will be returned to the optionee.





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